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                                                                  EXHIBIT 10.3


                               UNIDYNE CORPORATION

                      UNANIMOUS WRITTEN CONSENT IN LIEU OF
                    SPECIAL MEETING OF THE BOARD OF DIRECTORS

      The undersigned, being all of the directors of UNIDYNE Corporation (the "Corporation"), hereby waive notice of a meeting of the Board of Directors and adopt the resolutions set forth below, by unanimous written consent in lieu of a special meeting of the Board of Directors in accordance with section 141 of the General Corporation Law of the State of Delaware, as amended (the "Act").

                            PROPOSED AMENDMENT TO THE
                       TERMS OF THE CORPORATION'S CLASS A
                           CONVERTIBLE PREFERRED STOCK

      WHEREAS, the Corporation is the issuer of 500,000 shares of Class A Convertible Preferred Stock (the "Preferred Stock");

      WHEREAS, the holder of the Preferred Stock is Capital Idea, Inc., a Colorado corporation ("Capital Idea") which is wholly owned by C. Eugene Hutcheson and Charlotte E. Doremus who are also officers and directors of Capital Idea and of the Corporation and owners of a majority of the issued and outstanding shares of the common stock of the Corporation;

      WHEREAS, the material facts as to the relationships of Mr. Hutcheson and Ms. Doremus have been disclosed to the directors;

      WHEREAS, the Corporation is seeking to conclude a financing arrangement with Heritage Bank and Trust, Racine, Wisconsin (the "Bank");

      WHEREAS, in order to provide the financing sought by the Corporation, the Bank is asking that Capital Idea pledge the Preferred Stock as collateral for repayment of the Corporation's borrowings from the Bank;
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      WHEREAS, it is in the best interest of the Corporation to obtain the financing sought from the Bank;

      WHEREAS, Capital Idea is willing to provide the requested collateral on the condition that the terms of the Preferred Stock are amended in the manner set forth below; and

      WHEREAS, the Board of Directors is willing to make such amendments:

      NOW THEREFORE BE IT RESOLVED, that subject to the further Resolutions set forth herein, the directors approve and authorize amendment to the terms of the Preferred Stock set forth in Exhibit B to the Unanimous Written Consent in Lieu of Special Meeting of the Board of Directors adopted by the Board on December 30, 1996 ("Exhibit B") as follows:

      1 - Section 3. a. of Exhibit B is deleted in its entirety and replaced with the following:

              "3. a. Right to Convert. Subject to the terms and conditions of this paragraph 3, the holder of any of the Class A Convertible Preferred Stock shall have the right, at its option at any time from time to time, to convert each share of Class A Convertible Preferred Stock (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the last full business day next preceding the date fixed for payment of the amount distributable on the Preferred Shares) into one fully paid and nonassessable share of the Corporation's common stock $.001 par value per share (a total of 500,000 shares) (the "Common Shares"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of
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              shares of Class A Convertible Preferred Stock into Common Shares and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office
              (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Preferred Stock) as any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for Common Shares shall be issued."

      2 - Section 5 of Exhibit B is deleted in its entirety and replaced with the following:

              "5. Voting. The holders of the Class A Convertible Preferred Stock shall have one vote for each share of Class A Convertible Preferred Stock which they hold, and shall vote as a single class with the holders of the Common Shares on all matters as to which the Common Shares are entitled to vote."

      BE IT FURTHER RESOLVED, that the foregoing amendments to the terms of the Preferred Stock shall not become effective unless Capital Idea pledges the Preferred Stock as collateral for its guarantee of repayment for borrowings from the Bank pursuant to financing arrangements substantially the same as the arrangements presently being sought by the Corporation; and

      BE IT FURTHER RESOLVED, that the officers of the Corporation be, and they hereby are, authorized to do and perform all such acts and things and to execute and deliver all such

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documents, certificates, instruments, agreements, and assurances and to make payments of all fees and expenses and to take all such other actions as may be necessary or advisable or convenient and proper to carry out the intent of the foregoing resolutions.

     IN WITNESS WHEREOF, the undersigned directors have executed this Unanimous Written Consent in Lieu of a Special Meeting of the Board of the Directors as of the _______ day of March 1997; provided, that such signatures may be executed in counterparts which together shall constitute a single instrument. Mr. Hutcheson and Ms. Doremus each sign solely for the purpose of determining the presence of a quorum of the Board of Directors of the Corporation.







                                        /s/ DAVID M. BARRETT
                                        -----------------------------
                                        David M. Barrett



                                        /s/ CHARLOTTE E. DOREMUS
                                        -----------------------------
                                        Charlotte E. Doremus



                                        /s/ FRANK B. HOLZE
                                        -----------------------------
                                        Frank B. Holze


                                        /s/ C. EUGENE HUTCHESON
                                        -----------------------------
                                        C. Eugene Hutcheson



                                        /s/ JOHN M. LISON
                                        -----------------------------
                                        John M. Lison